                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

                800 Nicollet Mall
             Minneapolis, Minnesota                                55402
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              60 Livingston Avenue
                               St. Paul, MN 55107
                                 (651) 495-3913
            (Name, address and telephone number of agent for service)

                           Apria Healthcare Group Inc.
                     (Issuer with respect to the Securities)

                  Delaware                                 33-0488566
---------------------------------------------          ------------------
(State or other jurisdiction of incorporation           (I.R.S. Employer
               or organization)                        Identification No.)

          26220 Enterprise Court                             92630
             Lake Forest, CA
  ----------------------------------------                 ----------
  (Address of Principal Executive Offices)                 (Zip Code)


                    3-3/8% CONVERTIBLE SENIOR NOTES DUE 2033
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.

                       Comptroller of the Currency
                       Washington, D.C.

           b)  Whether it is authorized to exercise corporate trust powers.

                       Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1.  A copy of the Articles of Association of the Trustee.*

           2. A copy of the certificate of authority of the Trustee to commence business.*

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

           4.  A copy of the existing bylaws of the Trustee.*

           5.  A copy of each Indenture referred to in Item 4. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

           7. Report of Condition of the Trustee as of June 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

      * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 7th day of November, 2003.

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:     /s/ Frank P. Leslie III
                                            -----------------------
                                            Frank P. Leslie III
                                            Vice President

By:     /s/ Benjamin J. Krueger
        ------------------------------------
        Benjamin J. Krueger
        Trust Officer

                                    EXHIBIT 6

                                     CONSENT

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  November 7, 2003


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:     /s/ Frank P. Leslie III
                                            -----------------------
                                            Frank P. Leslie III
                                            Vice President

By:     /s/ Benjamin J. Krueger
        ------------------------------------
        Benjamin J. Krueger
        Trust Officer

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2003

                                    ($000'S)


                                                                      6/30/2003
                                                                    ------------
ASSETS

    Cash and Due From Depository Institutions                       $ 11,987,100
    Federal Reserve Stock                                                      0
    Securities                                                        35,336,411
    Federal Funds                                                      4,955,134
    Loans & Lease Financing Receivables                              118,648,100
    Fixed Assets                                                       1,864,465
    Intangible Assets                                                  9,999,520
    Other Assets                                                       8,735,830
                                                                    ------------
        TOTAL ASSETS                                                $191,526,560

LIABILITIES

    Deposits                                                        $132,461,590
    Fed Funds                                                          5,061,915
    Treasury Demand Notes                                                      0
    Trading Liabilities                                                  303,140
    Other Borrowed Money                                              20,320,775
    Acceptances                                                          150,586
    Subordinated Notes and Debentures                                  6,326,523
    Other Liabilities                                                  5,864,946
                                                                    ------------
    TOTAL LIABILITIES                                               $170,489,475

EQUITY

    Minority Interest in Subsidiaries                               $    999,216
    Common and Preferred Stock                                            18,200
    Surplus                                                           11,015,123
    Undivided Profits                                                  9,004,546
                                                                    ------------
        TOTAL EQUITY CAPITAL                                        $ 21,037,085

TOTAL LIABILITIES AND EQUITY CAPITAL                                $191,526,560


--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Frank P. Leslie III
        -------------------------
         Vice President

Date:  November 7, 2003